UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 9, 2025

GCI Liberty, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-42742	36-5128842
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Blvd.

Englewood, Colorado 80112

(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (720) 875-5900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01. Entry into a Material Definitive Agreement.

The information contained in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On July 14, 2025 at 4:30 p.m., New York City time (the “Effective Time”), Liberty Broadband Corporation (“Liberty Broadband”) completed its previously announced spin-off (the “Spin-Off”) of its former wholly-owned subsidiary GCI Liberty, Inc. (“GCI Liberty”).

The Spin-Off was accomplished by means of a distribution by Liberty Broadband of 0.20 of a share of GCI Liberty’s Series A GCI Group common stock, par value $0.01 per share, Series B GCI Group common stock, par value $0.01 per share, and Series C GCI Group common stock, par value $0.01 per share (collectively, the “GCI Group common stock”), for each whole share of the corresponding series of Liberty Broadband common stock held as of 5:00 p.m., New York City time, on June 30, 2025 by the holder thereof. Cash (with no interest) was paid in lieu of fractional shares of GCI Group common stock.

As a result of the Spin-Off, GCI Liberty is an independent, publicly traded company and its businesses, assets and liabilities initially consist of 100% of the outstanding equity interests in GCI, LLC and its subsidiaries.

In connection with the Spin-Off, the following agreements were entered into by GCI Liberty (the “Spin-Off Agreements”):

•	the Separation and Distribution Agreement, dated as of June 19, 2025, by and between Liberty Broadband and GCI Liberty, which provides for, among other things, the principal corporate transactions required to effect the Spin-Off, certain conditions to the Spin-Off and provisions governing the relationship between GCI Liberty and Liberty Broadband with respect to and resulting from the Spin-Off;

•	the Tax Sharing Agreement, dated as of July 14, 2025, by and between Liberty Broadband and GCI Liberty, which governs the allocation of taxes, tax benefits, tax items and tax-related losses between Liberty Broadband and GCI Liberty;

•	the Tax Receivables Agreement, dated as of July 14, 2025, by and between Liberty Broadband and GCI Liberty, which governs the respective rights and obligations of Liberty Broadband and GCI Liberty with respect to certain tax matters;

•	the Services Agreement, dated as of July 14, 2025, by and between the GCI Liberty and Liberty Media Corporation (“Liberty Media”), which governs the provision by Liberty Media to GCI Liberty of specified services and benefits following the Spin-Off;

•	the Facilities Sharing Agreement, dated as of July 14, 2025, by and among GCI Liberty, Liberty Media and Liberty Property Holdings, Inc. (a subsidiary of Liberty Media), pursuant to which GCI Liberty will share office facilities with Liberty Media located at 12300 Liberty Boulevard, Englewood, Colorado; and

•	the Aircraft Time Sharing Agreement, dated as of July 14, 2025, by and between GCI Liberty and Liberty Media, which governs the lease for an aircraft owned by Liberty Media from Liberty Media to GCI Liberty and the provision of fully qualified flight crew for all operations on a periodic, non-exclusive time sharing basis.

The section of the prospectus filed on July 2, 2025 with the Securities and Exchange Commission, as part of GCI Liberty’s Registration Statement on Form S-1 (File No. 333-286272) (the “Prospectus”), entitled “Certain Relationships and Related Party Transactions-Agreements Relating to the Spin-Off,” which describes the material terms of the Spin-Off Agreements, is incorporated herein by reference. These descriptions are qualified in their entirety by reference to the full text of the Spin-Off Agreements, which are filed as Exhibits 2.1, 10.1, 10.2, 10.3, 10.4 and 10.5, respectively, to this Current Report on Form 8-K.

Item 3.03. Material Modification to Rights of Securities Holders.

The information contained in Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of New Directors; Resignation of Brian J. Wendling and Renee L. Wilm

At the Effective Time, the size of GCI Liberty’s board of directors (the “Board”) was increased to five directors, and to fill the vacancies and newly created directorships resulting from the resignations described below and the expansion of the Board, Ronald A. Duncan, Brian M. Deevy, Richard R. Green and Larry E. Romrell were appointed to the Board. John C. Malone also continues to serve as a director of GCI Liberty.

Following the appointments, GCI Liberty has a total of five directors and John C. Malone serves as Chairman of the Board. The members of the Board are divided into three classes: (i) Mr. Green appointed as a Class I Director, whose term will expire at the annual meeting of stockholders in 2026; (ii) Mr. Deevy and Mr. Romrell appointed as Class II Directors, whose terms will expire at the annual meeting of stockholders in 2027; and (iii) Mr. Malone and Mr. Duncan appointed as Class III Directors, whose terms will expire at the annual meeting of stockholders in 2028. Mr. Malone and Mr. Duncan serve as members of the Executive Committee of the Board. Mr. Deevy, Mr. Green and Mr. Romrell serve as members of the Audit Committee of the Board, the Compensation Committee of the Board and the Nominating and Corporate Governance Committee of the Board, and each of Mr. Deevy, Mr. Romrell and Mr. Green serve as the chairperson of the foregoing committees, respectively.

In connection with the closing of the Spin-Off and appointment of the new directors, Brian J. Wendling and Renee L. Wilm resigned from the Board, effective as of the Effective Time. Mr. Wendling remains Chief Accounting Officer and Principal Financial Officer of GCI Liberty and Ms. Wilm remains Chief Legal Officer and Chief Administrative Officer of GCI Liberty.

Officers of GCI Liberty

In connection with the Spin-Off, the individuals listed below will serve as executive officers of GCI Liberty.

Name	Positions
Ronald A. Duncan Age: 72	President, Chief Executive Officer and Director

Mr. Duncan has also served as the Chief Executive Officer of GCI Holdings, LLC since March 2018, and served as a Director of prior GCI Liberty, Inc. (“prior GCI Liberty”) from 2018 until its acquisition by Liberty Broadband in 2020. Additionally, Mr. Duncan was a co-founder of prior GCI Liberty’s predecessor, General Communication, Inc., an Alaska corporation, and served as a director on its board from 1978 until 2018. Mr. Duncan served as Chief Executive Officer of prior GCI Liberty’s predecessor from 1988 to March 2018 and its President from January 1988 to August 2017. He has served as a Director of the National Business Aviation Association since 2006, a Director of the National Cable Television Association since 2001 and a Director of CableLabs since 2006.

Mr. Duncan’s decades-long leadership of prior GCI Liberty and its predecessor provides GCI Liberty with important telecommunications industry and regional expertise.

Brian J. Wendling Age: 52	Chief Accounting Officer and Principal Financial Officer

Mr. Wendling has also served as Principal Financial Officer and Chief Accounting Officer of Liberty Broadband and Liberty Media since July 2019 and January 2020, respectively.

Mr. Wendling has held various positions with certain of these companies and their predecessors since 1999. Mr. Wendling also previously served as Principal Financial Officer and Chief Accounting Officer at QVC Group, Inc. (“QVC Group”) from July 2019 and January 2020, respectively, until March 2025, Senior Vice President and Chief Financial Officer of Liberty TripAdvisor Holdings, Inc. (“Liberty TripAdvisor”) from January 2016 to April 2025 and Principal Financial Officer and Chief Accounting Officer of Atlanta Braves Holdings, Inc. (“ABHI”) from December 2022 to August 2024, LMAC from November 2020 to December 2022 and prior GCI Liberty from July 2019 and January 2020, respectively, to December 2020.

Mr. Wendling has served on the board of comScore, Inc. since March 2021.

Renee L. Wilm Age: 51	Chief Legal Officer and Chief Administrative Officer

Ms. Wilm has also served as Chief Legal Officer and Chief Administrative Officer of Liberty Broadband and Liberty Media since September 2019 and January 2021, respectively. Ms. Wilm also previously served as Chief Legal Officer and Chief Administrative Officer of QVC Group from September 2019 until May 2025 and January 2021 until March 2025, respectively, and as Chief Executive Officer of Las Vegas Grand Prix, Inc., a wholly owned subsidiary of Liberty Media and Formula 1, from January 2022 to February 2025.

Prior to September 2019, Ms. Wilm was a Senior Partner with the law firm Baker Botts L.L.P., where she represented Liberty TripAdvisor, Liberty Media, QVC Group, Liberty Broadband and prior GCI Liberty and their predecessors for over twenty years, specializing in mergers and acquisitions, complex capital structures and shareholder arrangements, as well as securities offerings and matters of corporate governance and securities law compliance. At Baker Botts, Ms. Wilm was a member of the Executive Committee, the East Coast Corporate Department Chair and Partner-in-Charge of the New York office. Ms. Wilm also served as Chief Legal Officer and Chief Administrative Officer of Liberty TripAdvisor from September 2019 and January 2021, respectively, until April 2025, ABHI from December 2022 to August 2024 and LMAC from November 2020 to December 2022 and January 2021 to December 2022, respectively, a director of LMAC from January 2021 to December 2022 and the Chief Legal Officer of prior GCI Liberty from September 2019 to December 2020.

In connection with the Spin-Off, Mr. Duncan acknowledged that, effective following the Spin-Off, he no longer reports to the Chief Executive Officer of Liberty Broadband, he reports instead to the Board, he no longer attends board meetings of Liberty Broadband as an observer, and GCI Liberty is a successor to Liberty Broadband in certain respects under Mr. Duncan’s employment agreement with GCI Communication Corp. The description of Mr. Duncan’s acknowledgement is qualified in its entirety by reference to the full text of the acknowledgement letter, which is filed as Exhibit 10.6 to this Current Report on Form 8-K.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 11, 2025, GCI Liberty filed its Certificate of Designations (the “Certificate of Designations”) with the Nevada Secretary of State, which became effective upon filing with the Nevada Secretary of State on July 11, 2025. The Certificate of Designations designates the shares of GCI Liberty’s non-voting preferred stock, par value $0.01 per share, and establishes its preferences, limitations, voting powers and relative rights.

On July 14, 2025, GCI Liberty filed its Amended and Restated Articles of Incorporation (the “Restated Articles”) with the Nevada Secretary of State, which became effective as of 4:05 p.m., New York City time on July 14, 2025. The Restated Articles provided for the reclassification of GCI Liberty’s then outstanding common stock, par value $0.01 per share, into GCI Group common stock. The Restated Articles also authorize a group of common stock to be designated the Ventures Group common stock (“Ventures Group common stock” and together with GCI Group common stock, the “GCI Liberty common stock”), which may be issued in three series. No shares of Ventures Group common stock will be outstanding at the time of the Spin-Off.

The Restated Articles sets forth the terms of the GCI Liberty common stock and describes the rights of holders of the GCI Liberty common stock. Shares of Series A GCI Group common stock and Series C GCI Group common stock are expected to begin trading on Nasdaq under the symbols “GLIBA” and “GLIBK” on July 15, 2025. Shares of Series B GCI Group common stock are expected to be quoted on the OTC Markets under the symbol “GLIBB” and quoting is expected to begin on or around July 21, 2025.

Also on July 14, 2025, effective as of the Effective Time, GCI Liberty’s amended and restated its bylaws (the “Bylaws”) to read as filed as Exhibit 3.2 of this Current Report on Form 8-K.

The section of the Prospectus entitled “Description of Our Capital Stock” which describes certain provisions of the Restated Articles, the Bylaws and the Certificate of Designations, are incorporated herein by reference. These descriptions are qualified in their entirety by reference to the full text of the Restated Articles, the Bylaws and the Certificate of Designations, which are filed as Exhibits 3.1, 3.2 and 3.3, respectively, to this Current Report on Form 8-K.

Item 7.01. Regulation FD Disclosure.

On July 14, 2025, Liberty Broadband and GCI Liberty issued a press release announcing the completion of the Spin-Off. The full text of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.

The disclosure in Item 7.01 of this Current Report on Form 8-K and the press release attached hereto as Exhibit 99.1 are being furnished to the Securities and Exchange Commission in satisfaction of the public disclosure requirements of Regulation FD and shall not be deemed “filed” for any purpose.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1	Separation and Distribution Agreement, dated as of June 19, 2025, by and between GCI Liberty, Inc. and Liberty Broadband Corporation
3.1	Amended and Restated Articles of Incorporation of GCI Liberty, Inc.
3.2	Amended and Restated Bylaws of GCI Liberty, Inc.
3.3	Certificate of Designations of 12% Series A Cumulative Redeemable Non-Voting Preferred Stock of GCI Liberty, Inc.
10.1	Tax Sharing Agreement, dated as of July 14, 2025, by and between GCI Liberty, Inc. and Liberty Broadband Corporation
10.2	Tax Receivables Agreement, dated as of July 14, 2025, by and between GCI Liberty, Inc. and Liberty Broadband Corporation
10.3	Services Agreement, dated as of July 14, 2025, by and between GCI Liberty, Inc. and Liberty Media Corporation
10.4	Facilities Sharing Agreement, dated as of July 14, 2025, by and between GCI Liberty, Inc. and Liberty Media Corporation
10.5	Aircraft Time Sharing Agreement, dated as of July 14, 2025, by and between GCI Liberty, Inc. and Liberty Media Corporation
10.6	Acknowledgement Letter, dated as of July 9, 2025, from Ronald A. Duncan
99.1	Joint Press Release, dated July 14, 2025

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 14, 2025

GCI LIBERTY, INC.

By:	/s/ Brittany A. Uthoff
	Name:	Brittany A. Uthoff
	Title:	Vice President